                                                                                                          MORGAN STANLEY DEAN WITTER

Page 1 of 1

07/ 18/ 2000 10: 46: 40 CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve
CSFB CSFB 2000- C1 SERIES 2000- C1 CLASS A2

Class              A2             CUSIP           N/A          Dated Date       07/11/2000         Original         677,500,000.00
                                                                                                   Balance
Delay              4              First Payment   08/15/2000   Factor           1.00000000         Lead Manager     CSFB/MSDW
                                  Date
Payment Freq       Monthly        Next Payment    08/15/2000   Current Balance  677,500,000.00     Orig Deal Size   1,111,999,815.00
                                  Date
Yield Day Count    30/360         Settlement      08/03/2000   Coupon           7.615000           Num of Tranches  19
                                  Date
Yield Freq         Semi Annual    Interest Freq   Monthly      Market Desc      N/A                Deal Age         0
Yield Table Date   07/18/2000


------------------------------------------------------------------------------------------------------------------------------------
Prepay                          CPR 0       CPR 5         CPR 10          CPR 20       (!YM) CPR 5     (!YM) CPR 10     (!YM CPR20
------------------------------------------------------------------------------------------------------------------------------------
Price/Yield          99/08          7.842        7.842         7.842           7.843            7.842          7.842          7.842
                     99/12          7.822        7.822         7.823           7.823            7.822          7.822          7.823
                     99/16          7.802        7.803         7.803           7.803            7.802          7.803          7.803
                     99/20          7.783        7.783         7.783           7.783            7.783          7.783          7.783
                     99/24          7.763        7.763         7.763           7.763            7.763          7.763          7.763
                     99/28          7.743        7.743         7.743           7.743            7.743          7.743          7.743
                    100/00          7.723        7.724         7.724           7.724            7.723          7.724          7.724
                    100/04          7.704        7.704         7.704           7.704            7.704          7.704          7.704
                    100/08          7.684        7.684         7.684           7.684            7.684          7.684          7.684
                    100/12          7.665        7.665         7.665           7.665            7.665          7.665          7.665
                    100/16          7.645        7.645         7.645           7.645            7.645          7.645          7.645
                    100/20          7.625        7.626         7.626           7.625            7.625          7.626          7.626
                    100/24          7.606        7.606         7.606           7.606            7.606          7.606          7.606
                    100/28          7.587        7.587         7.586           7.586            7.587          7.587          7.587
                    101/00          7.567        7.567         7.567           7.567            7.567          7.567          7.567
                    101/04          7.548        7.548         7.548           7.547            7.548          7.548          7.548
                    101/08          7.528        7.528         7.528           7.528            7.528          7.528          7.528
                    101/12          7.509        7.509         7.509           7.509            7.509          7.509          7.509
                    101/16          7.490        7.490         7.489           7.489            7.490          7.490          7.489
                    101/20          7.470        7.470         7.470           7.470            7.470          7.470          7.470
                    101/24          7.451        7.451         7.451           7.451            7.451          7.451          7.451
Average Life                         9.11         9.10          9.09            9.08             9.11           9.10           9.09
First Prin                     07/15/2008   06/15/2008    06/15/2008      07/15/2008       07/15/2008     07/15/2008     06/15/2008
Last Prin                      04/15/2010   04/15/2010    04/15/2010      04/15/2010       04/15/2010     04/15/2010     04/15/2010
Payment Window                         22           23            23              23               22             22             23
Accrual Factor                     0.4654       0.4654        0.4654          0.4654           0.4654         0.4654         0.4654
Mod Duration @100/16                 6.33         6.33          6.33            6.32             6.33           6.33           6.32



Page 1 of 1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                          MORGAN STANLEY DEAN WITTER

Page 1 of 1
07/ 18/ 2000 10: 54: 11 CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve
CSFB CSFB 2000- C1 SERIES 2000- C1 CLASS A2


Class              A2             CUSIP           N/A          Dated Date       07/11/2000         Original         677,500,000.00
                                                                                                   Balance
Delay              4              First Payment   08/15/2000   Factor           1.00000000         Lead Manager     CSFB/MSDW
                                  Date
Payment Freq       Monthly        Next Payment    08/15/2000   Current Balance  677,500,000.00     Orig Deal Size   1,111,999,815.00
                                  Date
Yield Day Count    30/360         Settlement      08/03/2000   Coupon           7.615000           Num of Tranches  19
                                  Date
Yield Freq         Semi Annual    Interest Freq   Monthly      Market Desc      N/A                Deal Age         0
Yield Table Date   07/18/2000


------------------------------------------------------------------------------------------------------------------------------------


Prepay                         CPR 0      (!YM) CPR 5     (!YM) CPR 10     (!YM) CPR 20    (!YM) CPR 5      (!YM) CPR 10  (!YM CPR20
Ball Ext                                  50% 36 mos       50% 36 mos       50% 36 mos       36 mos          36 mos          36 mos
------------------------------------------------------------------------------------------------------------------------------------
Price/Yield           99/08        7.842          7.836            7.837           7.839          7.826        7.828          7.831
                      99/12        7.822          7.817            7.818           7.820          7.810        7.811          7.814
                      99/16        7.802          7.799            7.799           7.801          7.793        7.794          7.796
                      99/20        7.783          7.780            7.781           7.781          7.776        7.777          7.788
                      99/24        7.763          7.761            7.762           7.762          7.759        7.760          7.760
                      99/28        7.743          7.743            7.743           7.743          7.742        7.742          7.743
                     100/00        7.723          7.724            7.724           7.724          7.726        7.725          7.725
                     100/04        7.704          7.706            7.706           7.705          7.709        7.708          7.708
                     100/08        7.684          7.687            7.687           7.686          7.692        7.691          7.690
                     100/12        7.665          7.669            7.668           7.667          7.675        7.674          7.673
                     100/16        7.645          7.650            7.650           7.649          7.659        7.658          7.655
                     100/20        7.625          7.632            7.631           7.630          7.642        7.641          7.638
                     100/24        7.606          7.614            7.613           7.611          7.626        7.624          7.620
                     100/28        7.587          7.595            7.594           7.592          7.609        7.607          7.603
                     101/00        7.567          7.577            7.576           7.573          7.593        7.590          7.585
                     101/04        7.548          7.559            7.557           7.555          7.576        7.573          7.568
                     101/08        7.528          7.541            7.539           7.536          7.560        7.557          7.551
                     101/12        7.509          7.522            7.520           7.517          7.543        7.540          7.533
                     101/16        7.490          7.504            7.502           7.499          7.527        7.523          7.516
                     101/20        7.470          7.486            7.484           7.480          7.510        7.506          7.499
                     101/24        7.451          7.468            7.465           7.461          7.494        7.490          7.482
Average Life                        9.11           9.98             9.83            9.60          11.67        11.35          10.78
First Prin                    07/15/2008     10/15/2008       10/15/2008      10/15/2008     01/15/2008   09/15/2008     05/15/2008
Last Prin                     04/15/2010     10/15/2012       07/15/2012      12/15/2011     04/15/2013   03/15/2013     01/15/2013
Payment Window                        22             49               46              39             40           43             45
Accrual Factor                    0.4654         0.4654           0.4654          0.4654         0.4654       0.4654         0.4654
Mod Duration @100/16                6.33           6.73             6.66            6.56           7.45         7.32           7.08


Page 1 of 1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                          MORGAN STANLEY DEAN WITTER

07/ 18/ 2000 11:06:29   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class A2
-----------------------------------------
Class             A2           Cusip               N/A         Dated Date       07/11/2000      Original Balance   677,500,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  677,500,000.00  Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           7.6150          Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000


Prepay               CPR 0       Scen LG1-25   Scen LG1-50  Scen LG2-25 Scen LG2-50 Scen LG3-25    Scen LG3-50
---------------------------------------------------------------------------------------------------------------
Price/Yield

               99/08      7.842        7.842         7.842        7.843       7.842       7.844          7.843
               99/12      7.822        7.822         7.822        7.823       7.823       7.824          7.823
               99/16      7.802        7.803         7.802        7.803       7.803       7.804          7.803
               99/20      7.783        7.783         7.783        7.783       7.783       7.784          7.783
               99/24      7.763        7.763         7.763        7.763       7.763       7.763          7.763
               99/28      7.743        7.743         7.743        7.743       7.743       7.743          7.743
              100/00      7.723        7.723         7.723        7.723       7.723       7.723          7.723
              100/04      7.704        7.704         7.704        7.703       7.704       7.703          7.704
              100/08      7.684        7.684         7.684        7.684       7.684       7.683          7.684
              100/12      7.665        7.664         7.665        7.664       7.664       7.663          7.664
              100/16      7.645        7.645         7.645        7.644       7.645       7.643          7.644
              100/20      7.625        7.625         7.626        7.624       7.625       7.623          7.625
              100/24      7.606        7.606         7.606        7.605       7.605       7.603          7.605
              100/28      7.587        7.586         7.587        7.585       7.586       7.583          7.585
              101/00      7.567        7.567         7.567        7.565       7.566       7.563          7.566
              101/04      7.548        7.547         7.548        7.546       7.547       7.544          7.546
              101/08      7.528        7.528         7.528        7.526       7.528       7.524          7.527
              101/12      7.509        7.508         7.509        7.507       7.508       7.504          7.507
              101/16      7.490        7.489         7.490        7.487       7.489       7.484          7.488
              101/20      7.470        7.470         7.470        7.468       7.469       7.465          7.468
              101/24      7.451        7.450         7.451        7.448       7.450       7.445          7.449
Average Life               9.11         9.08          9.12         8.99        9.07        8.85           9.01
First Prin           07/15/2008   06/15/2008    06/15/2008   01/15/2008  06/15/2008  07/15/2006     02/15/2008
Last Prin            04/15/2010   04/15/2010    04/15/2010   04/15/2010  05/15/2010  05/15/2010     05/15/2010
Payment Window               22           23            23           28          24          47             28
Accrual Factor           0.4654       0.4654        0.4654       0.4654      0.4654      0.4654         0.4654
Mod Duration @100/16       6.33         6.32          6.34         6.27        6.31        6.20           6.29

Page 1 of 1
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                          MORGAN STANLEY DEAN WITTER

07/18/2000 10:57:41   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class A2
-----------------------------------------
Class             A2           Cusip               N/A         Dated Date       07/11/2000      Original Balance   677,500,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  677,500,000.00  Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           7.6150          Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000


Prepay               CPR 0      CPR 0         CPR 0        CPR 0       CPR 0       CPR 0         CPR 0
Default                         CDR 1         CDR 3        CDR 5       CDR 1       CDR 3         CDR 5
Advances                        YES           YES          YES         YES         YES           YES
Recv Month                      12            12           12          12          12            12
Losses                          0.25          0.25         0.25        0.5         0.5           0.5
---------------------------------------------------------------------------------------------------------------
Price/Yield

               99/08      7.842        7.843         7.845        7.850       7.842       7.843          7.845
               99/12      7.822        7.823         7.825        7.828       7.822       7.823          7.824
               99/16      7.802        7.803         7.804        7.807       7.803       7.803          7.804
               99/20      7.783        7.783         7.784        7.786       7.783       7.783          7.784
               99/24      7.763        7.763         7.764        7.765       7.763       7.763          7.763
               99/28      7.743        7.743         7.743        7.744       7.743       7.743          7.743
              100/00      7.723        7.723         7.723        7.722       7.723       7.723          7.723
              100/04      7.704        7.704         7.703        7.701       7.704       7.703          7.703
              100/08      7.684        7.684         7.683        7.680       7.684       7.684          7.683
              100/12      7.665        7.664         7.662        7.659       7.664       7.664          7.663
              100/16      7.645        7.644         7.642        7.639       7.645       7.644          7.643
              100/20      7.625        7.625         7.622        7.618       7.625       7.624          7.623
              100/24      7.606        7.605         7.602        7.597       7.606       7.605          7.603
              100/28      7.587        7.585         7.582        7.576       7.586       7.585          7.583
              101/00      7.567        7.566         7.562        7.555       7.567       7.565          7.563
              101/04      7.548        7.546         7.542        7.534       7.547       7.546          7.543
              101/08      7.528        7.527         7.522        7.514       7.528       7.526          7.523
              101/12      7.509        7.507         7.502        7.493       7.508       7.507          7.504
              101/16      7.490        7.488         7.482        7.472       7.489       7.487          7.484
              101/20      7.470        7.468         7.462        7.452       7.470       7.468          7.464
              101/24      7.451        7.449         7.442        7.431       7.450       7.448          7.444
Average Life               9.11         9.02          8.74         8.33        9.08        9.00           8.84
First Prin           07/15/2008   05/15/2008    07/15/2006   03/15/2005  06/15/2008  08/15/2007     06/15/2006
Last Prin            04/15/2010   04/15/2010    04/15/2010   04/15/2010  04/15/2010  05/15/2010     05/15/2010
Payment Window               22           24            46           62          23          34             48
Accrual Factor           0.4654       0.4654        0.4654       0.4654      0.4654      0.4654         0.4654
Mod Duration @100/16       6.33         6.29          6.14         5.92        6.32        6.28           6.19


                                  Page 1 of 1
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                           MORGAN STANLEY DEAN WITTER

07/18/2000 10:35:04   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class A1
-----------------------------------------
Class             A1           Cusip               N/A         Dated Date       07/11/2000      Original Balance   184,200,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  184,200,000.00  Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           7.40500         Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000


Prepay                CPR 0        (!YM) CPR 50      (!YM) CPR 100
---------------------------------------------------------------------
Price/Yield
              98/24         7.790         7.793           7.800
              98/28         7.761         7.764           7.770
              99/00         7.732         7.734           7.740
              99/04         7.703         7.705           7.710
              99/08         7.674         7.676           7.680
              99/12         7.645         7.647           7.651
              99/16         7.616         7.618           7.621
              99/20         7.587         7.589           7.591
              99/24         7.559         7.560           7.562
              99/28         7.530         7.531           7.532
             100/00         7.501         7.502           7.502
             100/04         7.473         7.473           7.473
             100/08         7.444         7.445           7.444
             100/12         7.416         7.416           7.414
             100/16         7.387         7.387           7.385
             100/20         7.359         7.359           7.356
             100/24         7.331         7.330           7.326
             100/28         7.302         7.302           7.297
             101/00         7.274         7.273           7.268
             101/04         7.246         7.245           7.239
             101/08         7.218         7.216           7.210
Average Life                 5.70          5.64            5.46
First Prin             08/15/2000    08/15/2000      08/15/2000
Last Prin              07/15/2008    06/15/2008      03/15/2008
Payment Window                 96            95              92
Accrual Factor             0.4525        0.4525          0.4525
Mod Duration @100/16         4.35          4.32            4.22


                                  Page 1 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                           MORGAN STANLEY DEAN WITTER

07/18/2000 10:35:04   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class A2
-----------------------------------------
Class             A2           Cusip               N/A         Dated Date       07/11/2000      Original Balance   677,500,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  677,500,000.00  Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           7.61500         Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000


Prepay                CPR 0        (!YM) CPR 50      (!YM) CPR 100
---------------------------------------------------------------------
Price/Yield
             99/08            7.842            7.843            7.845
             99/12            7.822            7.823            7.825
             99/16            7.802            7.803            7.805
             99/20            7.783            7.783            7.784
             99/24            7.763            7.763            7.764
             99/28            7.743            7.743            7.744
            100/00            7.723            7.724            7.724
            100/04            7.704            7.704            7.704
            100/08            7.684            7.684            7.684
            100/12            7.665            7.665            7.663
            100/16            7.645            7.645            7.643
            100/20            7.625            7.625            7.623
            100/24            7.606            7.606            7.603
            100/28            7.587            7.586            7.583
            101/00            7.567            7.567            7.564
            101/04            7.548            7.547            7.544
            101/08            7.528            7.528            7.524
            101/12            7.509            7.508            7.504
            101/16            7.490            7.489            7.484
            101/20            7.470            7.470            7.464
            101/24            7.451            7.450            7.445
Average Life                   9.11             9.05             8.80
First Prin               07/15/2008       06/15/2008       03/15/2008
Last Prin                04/15/2010       04/15/2010       01/15/2010
Payment Window                   22               23               23
Accrual Factor               0.4654           0.4654           0.4654
Mod Duration @100/16           6.33             6.31             6.18


                                  Page 2 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                           MORGAN STANLEY DEAN WITTER

07/18/2000 10:35:04   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class B
----------------------------------------
Class             B            Cusip               N/A         Dated Date       07/11/2000      Original Balance   50,100,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  50,100,000.00   Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           5.00000         Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000   Credit Rating       AA/AA


Prepay                CPR 0        (!YM) CPR 50      (!YM) CPR 100
---------------------------------------------------------------------
Price/Yield

             99/08        7.997           7.999           8.003
             99/12        7.978           7.980           7.983
             99/16        7.959           7.960           7.964
             99/20        7.940           7.941           7.944
             99/24        7.921           7.922           7.925
             99/28        7.902           7.903           7.906
            100/00        7.883           7.884           7.886
            100/04        7.864           7.865           7.867
            100/08        7.845           7.847           7.848
            100/12        7.826           7.828           7.829
            100/16        7.807           7.809           7.809
            100/20        7.789           7.790           7.790
            100/24        7.770           7.771           7.771
            100/28        7.751           7.753           7.752
            101/00        7.733           7.734           7.733
            101/04        7.714           7.715           7.714
            101/08        7.695           7.697           7.695
            101/12        7.677           7.678           7.676
            101/16        7.658           7.659           7.657
            101/20        7.640           7.641           7.638
            101/24        7.621           7.622           7.619
Average Life               9.73            9.70            9.45
First Prin           04/15/2010      04/15/2010      01/15/2010
Last Prin            05/15/2010      04/15/2010      01/15/2010
Payment Window                2               1               1
Accrual Factor           0.4813          0.4813          0.4813
Mod Duration @100/16       6.59            6.58            6.46


                                  Page 3 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                           MORGAN STANLEY DEAN WITTER

07/18/2000 10:35:04   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class C
----------------------------------------
Class             C            Cusip               N/A         Dated Date       07/11/2000      Original Balance   44,500,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  44,500,000.00   Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           5.00000         Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000   Credit Rating       A/A


Prepay                CPR 0        (!YM) CPR 50      (!YM) CPR 100
---------------------------------------------------------------------
Price/Yield
             99/08         8.144        8.146             8.150
             99/12         8.125        8.127             8.130
             99/16         8.106        8.108             8.111
             99/20         8.087        8.089             8.091
             99/24         8.068        8.069             8.072
             99/28         8.049        8.050             8.052
            100/00         8.030        8.031             8.033
            100/04         8.011        8.012             8.013
            100/08         7.992        7.993             7.994
            100/12         7.973        7.974             7.975
            100/16         7.954        7.956             7.956
            100/20         7.936        7.937             7.936
            100/24         7.917        7.918             7.917
            100/28         7.898        7.899             7.898
            101/00         7.879        7.880             7.879
            101/04         7.861        7.862             7.860
            101/08         7.842        7.843             7.841
            101/12         7.823        7.824             7.822
            101/16         7.805        7.806             7.803
            101/20         7.786        7.787             7.784
            101/24         7.768        7.768             7.765
Average Life                9.78         9.75              9.47
First Prin            05/15/2010   04/15/2010        01/15/2010
Last Prin             05/15/2010   05/15/2010        02/15/2010
Payment Window                 1            2                 2
Accrual Factor            0.4900       0.4900            0.4900
Mod Duration @100/16        6.57         6.56              6.43


                                  Page 4 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                           MORGAN STANLEY DEAN WITTER

07/18/2000 10:35:04   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class D
----------------------------------------
Class             D            Cusip               N/A         Dated Date       07/11/2000      Original Balance   15,300,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  15,300,000.00   Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           5.00000         Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000   Credit Rating       A-/A-


Prepay                CPR 0        (!YM) CPR 50      (!YM) CPR 100
---------------------------------------------------------------------
Price/Yield

            99/08       8.246             8.248               8.252
            99/12       8.227             8.228               8.232
            99/16       8.207             8.209               8.212
            99/20       8.188             8.190               8.193
            99/24       8.169             8.171               8.174
            99/28       8.150             8.152               8.154
           100/00       8.131             8.133               8.135
           100/04       8.112             8.114               8.115
           100/08       8.093             8.095               8.096
           100/12       8.074             8.076               8.077
           100/16       8.055             8.057               8.057
           100/20       8.036             8.038               8.038
           100/24       8.017             8.019               8.019
           100/28       7.998             8.000               8.000
           101/00       7.979             7.981               7.981
           101/04       7.961             7.963               7.962
           101/08       7.942             7.944               7.943
           101/12       7.923             7.925               7.923
           101/16       7.905             7.906               7.904
           101/20       7.886             7.888               7.885
           101/24       7.867             7.869               7.866
Average Life             9.78              9.78                9.53
First Prin         05/15/2010        05/15/2010          02/15/2010
Last Prin          05/15/2010        05/15/2010          02/15/2010
Payment Window              1                 1                   1
Accrual Factor         0.4960            0.4960              0.4960
Mod Duration @100/16     6.54              6.54                6.43


                                  Page 5 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                           MORGAN STANLEY DEAN WITTER

07/18/2000 10:35:04   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class E
----------------------------------------
Class             E            Cusip               N/A         Dated Date       07/11/2000      Original Balance   29,100,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  29,100,000.00   Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           5.00000         Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000   Credit Rating       BBB/BBB


Prepay                CPR 0          (!YM) CPR 50      (!YM) CPR 100
---------------------------------------------------------------------
Price/Yield

           98/01         8.680              8.682            8.690
           98/05         8.661              8.663            8.670
           98/09         8.641              8.643            8.650
           98/13         8.621              8.623            8.630
           98/17         8.602              8.603            8.610
           98/21         8.582              8.584            8.590
           98/25         8.562              8.564            8.570
           98/29         8.543              8.545            8.550
           99/01         8.523              8.525            8.530
           99/05         8.504              8.506            8.510
           99/09         8.484              8.486            8.491
           99/13         8.465              8.467            8.471
           99/17         8.446              8.447            8.451
           99/21         8.426              8.428            8.432
           99/25         8.407              8.409            8.412
           99/29         8.388              8.389            8.392
          100/01         8.368              8.370            8.373
          100/05         8.349              8.351            8.353
          100/09         8.330              8.332            8.334
          100/13         8.311              8.313            8.314
          100/17         8.292              8.293            8.295
Average Life              9.78               9.78             9.56
First Prin          05/15/2010         05/15/2010       02/15/2010
Last Prin           05/15/2010         05/15/2010       03/15/2010
Payment Window               1                  1                2
Accrual Factor          0.5103             0.5103           0.5103
Mod Duration @99/09       6.44               6.44             6.34


                                  Page 6 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                           MORGAN STANLEY DEAN WITTER

07/18/2000 10:35:04   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class F
----------------------------------------
Class             F            Cusip               N/A         Dated Date       07/11/2000      Original Balance   13,900,000.00
Delay             4            First Payment Date  08/15/2000  Factor           1.00000000      Lead Manager       CSFB/MSDW
Payment Freq      Monthly      Next Payment Date   08/15/2000  Current Balance  13,900,000.00   Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360       Settlement Date     08/03/2000  Coupon           5.00000         Num of Tranches    19
Yield Freq        SemiAnnual   Interest Freq       Monthly     Market Desc      N/A             Deal Age           0
Yield Table Date  07/18/2000   Credit Rating       BBB-/BBB-


Prepay                CPR 0              (!YM) CPR 50      (!YM) CPR 100
----------------------------------------------------------------------------
Price/Yield

           95/26              9.037             9.039             9.051
           95/30              9.016             9.018             9.030
           96/02              8.996             8.998             9.010
           96/06              8.976             8.978             8.989
           96/10              8.956             8.957             8.969
           96/14              8.935             8.937             8.948
           96/18              8.915             8.917             8.928
           96/22              8.895             8.897             8.907
           96/26              8.875             8.877             8.887
           96/30              8.855             8.857             8.867
           97/02              8.835             8.837             8.846
           97/06              8.815             8.817             8.826
           97/10              8.795             8.797             8.806
           97/14              8.775             8.777             8.786
           97/18              8.755             8.757             8.766
           97/22              8.735             8.737             8.746
           97/26              8.715             8.717             8.726
           97/30              8.695             8.697             8.705
           98/02              8.676             8.677             8.685
           98/06              8.656             8.658             8.665
           98/10              8.636             8.638             8.646
Average Life                   9.78              9.78              9.62
First Prin             05/ 15/ 2010      05/ 15/ 2010      03/ 15/ 2010
Last Prin              05/ 15/ 2010      05/ 15/ 2010      03/ 15/ 2010
Payment Window                    1                 1                 1
Accrual Factor               0.5103            0.5103            0.5103
Mod Duration @ 97/02           6.39              6.39              6.32


                                   Page 7 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                           MORGAN STANLEY DEAN WITTER

07/18/2000 10:35:04   CARVE Version 447.0 /u/ rusty/ struct/ csfb_ 00- c1/ carve/ red/ Totalpool. carve

CSFB CSFB 2000-C1 Series 2000-C1 Class AX
-----------------------------------------
Class             AX          Cusip               N/A         Dated Date       07/11/2000       Original Balance   1,111,999,815.00
Delay             4           First Payment Date  08/15/2000  Factor           1.00000000       Lead Manager       CSFB/MSDW
Payment Freq      Monthly     Next Payment Date   08/15/2000  Current Balance  1,111,999,815.00 Orig Deal Size     1,111,999,815.00
Yield Day Count   30/360      Settlement Date     08/03/2000  Coupon           5.00000          Num of Tranches    19
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A              Deal Age           0
Yield Table Date  07/18/2000  Credit Rating       AAA/Aaa


Prepay                CPR 0          (!YM) CPR 50      (!YM) CPR 100            (!YM) CPR 100
Default                                                                         CDR 0  24
                                                                                3
Advances                                                                        YES
Recv Month                                                                      12
Losses                                                                          0.35
--------------------------------------------------------------------------------------------------
Price/Yield

           3/10         11.723            11.700             11.331             9.658
           3/10+        11.593            11.570             11.199             9.525
           3/11         11.464            11.441             11.069             9.393
           3/11+        11.337            11.313             10.940             9.261
           3/12         11.210            11.186             10.812             9.131
           3/12+        11.084            11.060             10.685             9.002
           3/13         10.959            10.935             10.558             8.874
           3/13+        10.835            10.811             10.433             8.746
           3/14         10.711            10.688             10.308             8.620
           3/14+        10.589            10.566             10.185             8.495
           3/15         10.468            10.444             10.062             8.370
           3/15+        10.347            10.324              9.940             8.246
           3/16         10.227            10.204              9.819             8.124
           3/16+        10.108            10.085              9.699             8.002
           3/17          9.990             9.967              9.580             7.881
           3/17+         9.873             9.850              9.461             7.760
          13/18          9.757             9.733              9.343             7.641
          13/18+         9.641             9.618              9.227             7.523
          13/19          9.526             9.503              9.111             7.405
          13/19+         9.412             9.389              8.995             7.288
          13/20          9.299             9.276              8.881             7.172
Average Life              8.83              8.74               8.50              8.02
First Prin          08/15/2000        08/15/2000         08/15/2000        08/15/2000
Last Prin           09/15/2024        09/15/2024         01/15/2020        04/15/2020
Payment Window             290               290                234               237
Accrual Factor          0.0444            0.0444             0.0444            0.0444
Mod Duration @ 3/15       3.68              3.68               3.64              3.58


                                  Page 8 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.